EMPOWER FUNDS, INC.
Empower Short Duration Bond Fund
Institutional Class Ticker: MXXJX
Investor Class Ticker: MXSDX
(the “Fund”)
Supplement dated January 24, 2024 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated April 28, 2023, as supplemented
Empower Capital Management, LLC (“ECM”) is the investment adviser to the Fund and is responsible for managing the Fund’s investment portfolio, including the investment and reinvestment of the Fund’s assets and making decisions to buy, sell or hold any particular security. At meetings held on October 5-6, 2023, the Board of Directors of Empower Funds, Inc. (“Empower Funds”), including a majority of its directors who are not “interested persons” of Empower Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved the appointment of Putnam Investment Management, LLC (“Putnam”) as the sub-adviser of the Fund effective on or about February 26, 2024 (the “Effective Date”). On the Effective Date, ECM will remain the investment adviser of the Fund while Putnam will be responsible for managing the Fund’s investment portfolio, including the investment and reinvestment of the Fund’s assets and making decisions to buy, sell or hold any particular security.
On the Effective Date, the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:
Under the “Fund Summary” header of the Prospectus and Summary Prospectus, the section entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. The Fund will maintain an actively managed portfolio of bonds selected from several categories, including corporate bonds; securitized assets, including asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations; U.S. Treasuries and agency securities; structured credit; commercial paper; and foreign government securities, including obligations of governments in developed and emerging markets.
The Fund may also invest in below investment grade securities (commonly known as “high yield securities” or “junk bonds”), including bank loans.
The Fund will normally maintain a dollar weighted effective average duration of three years or less. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund may invest in derivatives, including but not limited to futures, options, certain foreign currency transactions, and credit default, total return and interest rate swap contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Putnam Investment Management, LLC (the “Sub-Adviser” or “Putnam”). Putnam’s investment approach combines bottom-up fundamental research with quantitative analysis, employing sector expertise across the broad global fixed income opportunity set. Putnam integrates environmental, social, and governance (“ESG”) considerations into its fundamental research process and investment decision making when the portfolio managers consider them material and relevant. However, ESG considerations do not represent a primary focus of Putnam’s investment process.
Under the “Fund Summary” header of the Prospectus and Summary Prospectus, in the section entitled “Principal Investment Risks,” the following risks are being added:

Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Commercial Paper Risk - Like bonds and other fixed income securities, commercial paper prices can be adversely affected by fluctuations in interest rates. As interest rates rise, commercial paper prices typically will decline and vice versa. In addition, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.
Additionally, the below risk is hereby deleted in its entirety and replaced with the following:
Derivatives Risk - The use of derivative instruments, including but not limited to futures, options, certain foreign currency transactions, and credit default, total return and interest rate swap contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Immediately following the “Investment Adviser” section under the “Fund Summary” header of the Prospectus and Summary Prospectus, a new section is being added:
Sub-Adviser
Putnam
Under the “Fund Summary” header of the Prospectus and Summary Prospectus, the section entitled “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Albert Chan, CFA	Head of Portfolio Construction	2024
Andrew C. Benson	Portfolio Manager	2024
Joanne M. Driscoll, CFA	Head of Short Term Liquid Markets	2024
Brett S. Kozlowski, CFA	Co-Head of Structured Credit	2024
Michael J. Lima, CFA	Portfolio Manager, Analyst	2024
Under the “More Information about the Fund” header of the Prospectus, the section entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. Investment grade securities are those rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or higher by Standard & Poor’s Global Ratings (“S&P”) or are of a comparable quality if unrated. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it. The Fund will maintain an actively managed portfolio of bonds selected from several categories, including corporate bonds; securitized assets, including asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations; U.S. Treasuries and agency securities; structured credit; commercial paper; and foreign government securities, including obligations of governments in developed and emerging markets.
•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.
•Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
•A mortgage-backed security is an obligation of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Collateralized mortgage obligations are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities.
•U.S. government securities are issued by the U.S. government, its agencies or instrumentalities. Certain U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
•Commercial paper is an unsecured short-term promissory note issued by banks, corporations and other entities primarily to finance short-term credit needs. Such securities normally have maturities of nine months or less and, although commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral.
•Foreign government securities generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.
The Fund may also invest in below investment grade securities (commonly known as “high yield securities” or “junk bonds”), including bank loans. Below investment grade securities are those rated Ba1 or lower by Moody’s or BB+ or lower by S&P or are of a comparable quality if unrated. Bank loans, which may include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions and refinancings.
The Fund will maintain a dollar weighted average duration between one and three years based on the portfolio managers’ forecast for interest rates. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund may invest in derivatives, including but not limited to futures, options, certain foreign currency transactions, and credit default, total return and interest rate swap contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price.
•An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument.
•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a predetermined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Putnam.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
How the Sub-Adviser Selects Investments
Putnam’s investment approach combines bottom-up fundamental research with quantitative analysis, employing sector expertise across the broad global fixed income opportunity set. Putnam considers, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam integrates ESG considerations into its fundamental research process and investment decision making when the portfolio managers consider them material and relevant. However, ESG considerations do not represent a primary focus of Putnam’s investment process.
Under the “More Information about the Fund” header of the Prospectus, in the section entitled “Principal Investment Risks,” the following risks are being added:
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments may be influenced by the issuer’s balance of payments, its access to international credits and investments, fluctuations in foreign interest rates, as well as the government’s foreign currency reserves and currency devaluations.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse; uncertain political and economic policies; the imposition by a country of foreign investment limitations and/or capital controls; and the nationalization of businesses. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The application of ESG criteria may result in the Fund (1) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark index; and (2) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark index. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Commercial Paper Risk - Like bonds and other fixed income securities, commercial paper prices can be adversely affected by fluctuations in interest rates. As interest rates rise, commercial paper prices typically will decline and vice versa. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investments in commercial paper are also subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper. In addition, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.
Additionally, the below risks are hereby deleted in their entirety and replaced with the following:
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. The interest rates on many bank loans reset frequently, and thus bank loans are subject to interest rate risk. Bank loans are generally subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. While there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which the Fund invests, the Fund relies on the portfolio managers’ research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Derivatives Risk - The use of derivative instruments, including but not limited to futures, options, certain foreign currency transactions, and credit default, total return and interest rate swap contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.
•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund’s losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Under the “Management and Organization” header of the Prospectus, the ECM portfolio manager information found in the section entitled “Investment Adviser” is hereby deleted in its entirety.
Under the “Management and Organization” header of the Prospectus, the last three paragraphs in the “Advisory Fees” section are hereby deleted in their entirety and replaced with the following:
A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2023, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2024. A discussion regarding the basis for the Board approving the sub-advisory agreement will be available in the Fund’s Annual Report to shareholders for the period ending on December 31, 2023.
Immediately following the discussion regarding the basis for approval of the investment advisory agreement in the “Advisory Fees” section under the “Management and Organization” header of the Prospectus, a new section is being added:
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Putnam, a Delaware limited liability company with its principal business address at 100 Federal Street, Boston, Massachusetts 02110 is registered as an investment adviser pursuant to the Advisers Act. Putnam is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization.
•Albert Chan, CFA, Head of Portfolio Construction, has served as portfolio manager of the Fund since 2024 and joined Putnam in 2002.
•Andrew C. Benson, Portfolio Manager, has served as portfolio manager of the Fund since 2024 and joined Putnam in 2008.
•Joanne M. Driscoll, CFA, Head of Short Term Liquid Markets, has served as portfolio manager of the Fund since 2024 and joined Putnam in 1995.
•Brett S. Kozlowski, CFA, Co-Head of Structured Credit, has served as portfolio manager of the Fund since 2024 and joined Putnam in 2008.
•Michael J. Lima, CFA, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2024 and joined Putnam in 1997.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.

Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Under the “Portfolio Managers” header of the SAI, the first four paragraphs and the “Other Accounts Managed Table” in the section entitled “Empower Capital Management, LLC” are hereby deleted in their entirety and replaced with the following:
EMPOWER CAPITAL MANAGEMENT, LLC
The Empower Government Money Market Fund is managed by an internal investment management team comprised of Darrin Clough, CFA and Jason Harubin, CFA, who have both managed the Fund since 2022.
The Profile Funds, Lifetime Funds and SecureFoundation Balanced Fund are managed by an Asset Allocation Committee (“AAC”) of ECM comprised of Andrew Corwin, CFA and Maria Mendelsberg, CFA. The AAC reviews the asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. In addition, the AAC determines whether to add or delete asset classes, add or delete Underlying Funds, or change the target allocations.
The AAC is also responsible for maintaining a strategic asset allocation of the multi-managed Empower Funds’ assets with each Sub-Adviser and among asset classes. The AAC reviews the asset class allocations and target allocations among Sub-Advisers on a quarterly basis or more frequently, as deemed necessary and determines whether to add or delete asset classes or change the target allocations.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower Government Money Market Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Darrin Clough, CFA	1	$1,674	11	$1,750	39	$9,696	0	$0	0	$0	0	$0
Jason Harubin, CFA	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
The following table provides information regarding registered investment companies other than the Profile Funds, Lifetime Funds and SecureFoundation Balanced Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Corwin, CFA	1	$20	22	$1,916	0	$0	0	$0	0	$0	0	$0
Maria Mendelsberg, CFA	3	$3,013	38	$12,542	39	$9,696	0	$0	0	$0	0	$0
Under the “Portfolio Managers” header of the SAI, the section entitled “Putnam Investment Management, LLC” is hereby deleted in its entirety and replaced with the following:
PUTNAM INVESTMENT MANAGEMENT, LLC
Putnam Investment Management, LLC (“Putnam”) serves as the Sub-Adviser to the Empower High Yield Bond and Empower Short Duration Bond Funds pursuant to Sub-Advisory Agreements among each Fund, ECM and Putnam dated January 1, 2024, and February 26, 2024, respectively. Putnam also serves as a Sub-Adviser to the Empower Large Cap Value Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Putnam dated January 1, 2024. Putnam, a Delaware limited liability company with its principal business address at 100 Federal Street, Boston, Massachusetts 02110 is registered as an investment adviser pursuant to the Advisers Act. Putnam is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization.
ECM is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Fund:
•0.35% of the average daily net asset value on all assets for the Empower High Yield Bond Fund;
•0.40% of the average daily net asset value on the first $100 million of assets, 0.35% on the next $150 million of assets, and 0.25% on all assets over $250 million on the portion of the Empower Large Cap Value Fund Putnam manages; and
•0.10% of the average daily net asset value on all assets for the Empower Short Duration Bond Fund.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower High Yield Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Robert L. Salvin	16	$4,346	10	$600	15	$6,334	1	$154	0	$0	0	$0
Norman P. Boucher	11	$2,925	14	$2,802	15	$2,024	1	$355	0	$0	0	$0
The following table provides information regarding registered investment companies other than the Empower Large Cap Value Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2022.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Darren Jaroch, CFA	15	$21,520	8	$6,440	6	$1,293	1	$248	0	$0	0	$0
Lauren B. DeMore, CFA	15	$21,520	8	$6,440	6	$1,293	1	$248	0	$0	0	$0
The following table provides information regarding registered investment companies other than the Empower Short Duration Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2023.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Albert Chan, CFA (Lead)*	14	$4,667	10	$2,149	4	$278	2	$1,594	0	$0	0	$0
Andrew C. Benson*	14	$14,296	14	$6,430	6	$18,422	2	$1,594	0	$0	0	$0
Joanne M. Driscoll, CFA*	7	$14,637	5	$2,611	1	$0.2	1	$1,266	0	$0	0	$0
Brett S. Kozlowski, CFA*	17	$5,307	20	$7,169	6	$1,148	1	$1,266	0	$0	0	$0
Michael J. Lima, CFA*	6	$14,372	5	$2,611	4	$4,308	1	$1,266	0	$0	0	$0
* Ms. Driscoll and Messiers Chan, Benson, Kozlowski and Lima were added as portfolio managers of the Fund on February 26, 2024.
Material Conflicts of Interest Policy
Like other investment professionals with multiple clients, the Funds' portfolio managers may face certain potential conflicts of interest in connection with managing both a Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•The trading of other accounts could be used to benefit higher-fee accounts (front-running).
•The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:
•Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
•All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
•Front running is strictly prohibited.
•The Funds' portfolio managers may not be guaranteed or specifically allocated any portion of a performance fee.
As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.
Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam’s investment professionals do not have the opportunity to invest in client accounts, other than Putnam-sponsored registered investment companies. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the Funds' portfolio managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the portfolio managers will benefit from the favorable investment performance of those funds and pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation - neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in IPOs).
A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when the portfolio managers consider the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations, and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold– for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including a Fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.
“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between a Fund and another Putnam-advised account are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise based on the different goals and strategies of a Fund and other accunts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than a Fund. Depending on goals or other factors, the portfolio managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the portfolio managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other acconts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.
Under federal securities laws, a short sale of a security by another client of Putnam or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit a Fund from participating in the public offering, which could cause a Fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The Funds' portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts.
Compensation
Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to the appropriate benchmark, based on a blend of three-year and five-year performance or, if shorter, over the life of the fund. Performance of the Empower High Yield Bond, Empower Large Cap Value and Empower Short Duration Bond Funds is not separately considered in determining portfolio manager compensation. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.
Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm.
Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of January 24, 2024.
This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary Prospectus and SAI for the Fund, each dated April 28, 2023, as supplemented.
Please keep this Supplement for future reference.